UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2022

L&F ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39722	98-1557361
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

150 North Riverside Plaza, Suite 5200 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 705-2786

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-half of one redeemable warrant	LNFA.U	NYSE American LLC
Class A Ordinary Shares, $0.0001 par value	LNFA	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	LNFA WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

As previously announced, on December 17, 2021, L&F Acquisition Corp. (“LNFA”) entered into a definitive business combination agreement (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among LNFA, L&F Acquisition Holdings, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of L&F, ZF Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of L&F Holdings, IDX Merger Sub, Inc., a Delaware corporation and direct, wholly-owned subsidiary of L&F Holdings, IDX Forward Merger Sub, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of L&F Holdings, ZeroFox, Inc., a Delaware corporation (“ZeroFox”), and ID Experts Holdings, Inc., a Delaware corporation (“IDX”). Pursuant to the Business Combination Agreement, the parties have agreed to consummate certain transactions (collectively, the “Business Combination”), subject to the terms and conditions of the Business Combination Agreement.

On February 7, 2022, in connection with the Business Combination, LNFA first filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (No. 333-262570) (as amended, the “Registration Statement”) containing a proxy statement/prospectus of LNFA (such proxy statement/prospectus in definitive form, the “Proxy Statement”), which Registration Statement was declared effective by the SEC on July 14, 2022, and LNFA commenced mailing the Proxy Statement on July 14, 2022.

On August 2, 2022, LNFA held an extraordinary general meeting of its shareholders (the “General Meeting”), at which holders of 7,056,469 ordinary shares (consisting of 2,743,969 Class A ordinary shares and 4,312,500 Class B ordinary shares) held of record as of May 27, 2022, the record date for the General Meeting, were present in person or by proxy, representing 91.19% of the voting power of LNFA’s ordinary shares as of the record date for the General Meeting, and constituting a quorum for the transaction of business. The proposals listed below are described in more detail in the Proxy Statement. A summary of the voting results at the General Meeting is set forth below:

The shareholders approved the Articles Amendment Proposal, the Business Combination Proposal, the Domestication Proposal, the Governing Documents Proposal, the Advisory Governing Documents Proposals, the Listing Proposal, the Incentive Equity Plan Proposal, the Employee Stock Purchase Plan Proposal and the Director Election Proposal (the “Business Combination Proposals”).

The voting results for each of the Business Combination Proposals were as follows:

Proposal No. 1: The Articles Amendment Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,332	74,127	10	0

Proposal No. 2: The Business Combination Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,332	74,127	10	0

Proposal No. 3: The Domestication Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,332	74,127	10	0

Proposal No. 4: The Governing Documents Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,342	74,127	0	0

Proposal No. 5: The Advisory Governing Documents Proposals (Class A Shares and Class B Shares, voting together as a single class):

Advisory Governing Documents Proposal 5A

For	Against	Abstain	Broker Non-Vote
6,982,591	73,878	0	0

Advisory Governing Documents Proposal 5B

For	Against	Abstain	Broker Non-Vote
6,963,691	92,778	0	0

Advisory Governing Documents Proposal 5C

For	Against	Abstain	Broker Non-Vote
6,963,442	93,027	0	0

Advisory Governing Documents Proposal 5D

For	Against	Abstain	Broker Non-Vote
6,963,442	93,027	0	0

Advisory Governing Documents Proposal 5E

For	Against	Abstain	Broker Non-Vote
6,963,692	92,777	0	0

Advisory Governing Documents Proposal 5F

For	Against	Abstain	Broker Non-Vote
6,963,442	93,027	0	0

Advisory Governing Documents Proposal 5G

For	Against	Abstain	Broker Non-Vote
6,982,342	74,127	0	0

Proposal No. 6: The Listing Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,342	74,127	0	0

Proposal No. 7: The Incentive Equity Plan Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,342	74,127	0	0

Proposal No. 8: The Employee Stock Purchase Plan Proposal (Class A Shares and Class B Shares, voting together as a single class)

For	Against	Abstain	Broker Non-Vote
6,982,342	74,127	0	0

Proposal No. 9: The Director Election Proposal (Class B Shares)

For	Withhold	Broker Non-Vote
4,312,500	0	0

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement was not presented to shareholders.

Based on the results of the General Meeting, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement, the transactions (the “Transactions”) contemplated by the Business Combination Agreement are expected to be consummated on Wednesday, August 3, 2022. Following the consummation of the Transactions, the common stock of New ZeroFox (as such term is defined in the Proxy Statement) is expected to begin trading on the The Nasdaq Stock Market LLC under the new ticker symbol “ZFOX” and the warrants of New ZeroFox are expected to trade on The Nasdaq Stock Market LLC under the new ticker symbol “ZFOXW.”

In connection with the vote to approve the Business Combination Proposals, the holders of 2,419,687 Class A ordinary shares of LNFA properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.177 per share, for an aggregate redemption amount of approximately $24,626,039.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2022	L&F ACQUISITION CORP.

	By:	/s/ Adam Gerchen
	Name:	Adam Gerchen
	Title:	Chief Executive Officer